TRANSFORM txi TOGETHER

LONGBOW RESEARCH
BASIC MATERIALS CONFERENCE
New York
March 5, 2013

Texas Industries, Inc.







Forward-Looking Statement

Certain statements contained in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, the impact of competitive pressures and changing economic and financial conditions on Texas Industries' business; changes in economic conditions specific to any one or more of Texas Industries' markets; the cyclical and seasonal nature of Texas Industries' business; the level of construction activity in Texas Industries' markets; changes in demand; abnormal periods of inclement weather; unexpected periods of equipment downtime; changes in costs of raw materials, fuel and energy; changes in the cost or availability of transportation; unexpected operational difficulties; changes in interest rates; the timing and amount of federal, state and local funding for infrastructure; delays in announced capacity expansions; ongoing volatility and uncertainty in the capital or credit markets; the impact of environmental laws, regulations and claims, and changes in governmental and public policy; and other risks and uncertainties described in Texas Industries' reports on SEC Forms 10-K, 10-Q and 8-K. Forward-looking statements speak only as of the date hereof, and Texas Industries assumes no obligation to publicly update such statements.

Our Focus

- Mission: We will provide exceptional building materials, service and solutions so that customers choose TXI
- Aligning our strategies, people and processes with our mission
- Realizing our full potential

Company Overview

- TXI is a leading supplier of heavy construction materials in the United States operating in three business segments:
  - Cement – 44%
  - Aggregates – 24%
  - Consumer Products (ready-mix operations) – 32%
- As of May 31, 2012, TXI operated 82 manufacturing facilities and shipped over 17 million tons of building materials
- Strategic Locations and Markets
  - Cement production and distribution facilities are concentrated primarily in Texas (~80% of TXI sales) and California
  - Facilities located near their customer base and sources of raw materials
  - Texas and California are the two largest U.S. cement markets

($ in millions)

Historical Revenue and Adjusted EBITDA



(Revenue)
(EBITDA)
$1,200
$1,000
$800
$600
$400
$200
$0
$250
$200
$150
$100
$50
$0
$944
$966
$1,029
$839
$621
$622
$647
$18
$217
$185
$130
$54
$35
$43
2006
2007
2008
2009
2010
2011
2012
Revenue
EBITDA

Cement Demand Drivers



Public Works Construction 50%
Residential Construction 25%
Non-Residential Construction 25%

Business Segments

Cement

- Production in Midlothian and Hunter, Texas as well as Oro Grande, California
- Products include gray portland cement and masonry and oil well cements
- Primary applications include pavements, foundations, sidewalks, patios, bridges, concrete buildings, swimming pools, masonry, and stucco



Aggregates

- Production in North Central Texas, Central Texas, Oklahoma, Louisiana, California, and Colorado
- Products include natural aggregates such as sand, gravel, and crushed limestone



Consumer Products

- Production in Texas, Louisiana, and Arkansas
- Product includes ready-mix concrete



Favorable Industry Structure

- U.S. cement consumption has historically exceeded domestic production capacity

U.S. Cement Consumption and Production 1995 - 2011


150
130
110
90
70
50
30
(mm tons)
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Consumption
Production

Source:PCA; The Monitor Feb 2012

Favorable Industry Structure

- U. S. cement consumption has historically exceeded domestic production capacity
- U.S. cement capacity and import terminals are largely owned or controlled by international producers
- Significant barriers to entry exist for new cement capacity
- Significant transportation costs lead to regional markets

Market Forecast – 2013 Outlook

Annual estimate of population change, 2011-2012



0% to -0.1%
0.1% to 0.5%%
0.6% to 1.0%
>1%
1.1%
0.8%
0.8%
0.7%
2.2%
0.6%
1.2%
1.6%
0.3%
0.1%
0.4%
0.0%
NH 0.2%
VT -0.1%
MA 0.6%
0.2%
0.3%
0.7%
0.0%
0.9%
1.4%
1.5%
1.4%
0.5%
0.2%
0.1%
0.3%
CT 0.1%
RI 0.0%
1.0%
0.3%
DE 1.0%
NJ 0.3%
1.0%
0.9%
1.3%
0.3%
0.8%
0.4%
1.1%
MD 0.8%
DC 2.1%
0.3%
0.4%
1.1%
1.0%
1.7%
0.6%
HI 1.0%

Source: U.S. Census Bureau

Market Forecast – 2013 Outlook

State construction employment change (U.S.: -0.1%)

11/11 to 11/12 (seasonally adjusted): 20 + DC up, 30 down



-10% or worse
-5.0% to -9.9%
-0.1% to -4.9%
0% to 4.9%
5.0% to 9.9%
10% or better
4%
-2%
-4%
4%
6%
7%
-3%
-5%
5%
-8%
0.5%
5%
7%
3%
1%
-4%
1%
-6%
-1%
2%
-1%
-5%
-5%
-2%
-1%
-2%
-3%
3%
2%
-7%
6%
-2%
7%
4%
-5%
-0.1%
-1%
-1%
-1%
-7%
HI
8%
NH
-2%
VT
2%
MA
-2%
CT
-1%
RI
-4%
DE
-9%
NJ
-6%
MD
1%
DC
1%

Source: BLS state and regional employment report

txi

Market Forecast – 2013 Outlook

Housing Starts Projected to Hit a Million This Year, Growing to Almost 1.3 Million by 2014

Total Housing Starts (000s)

	Fannie Mae	Freddie Mac	Moody's Analytics	MBA	NAHB	NAR	S&P	Wells Fargo	Zelman & Assoc.	Consensus (average)
2013	949	925	1,194	909	932	1,105	992	990	995	999 (+29%)
2014	NA	1,200	1,852	1,030	1,142	1,361	1,244	1,180	1,235	1,281 (+28%)
F'cast Date	*Dec-12*	*Dec-12*	*Jan-13*	*Dec-12*	*Dec-12*	*Jan-13*	*Dec-12*	*Jan-12*	*Jan-12*	

txi

Market Forecast – 2013 Outlook



Still a Way to go for Housing Recovery
Housing Starts ('000)
2,700
2,200
1,700
1,200
700
200
Jan-59
Jan-67
Jan-75
Jan-83
Jan-91
Jan-99
Jan-07
Source: Dept. of Commerce
NHSPSTOT <Index>
BloombergBriefs.com

Market Forecast – 2013 Outlook

Commercial Construction Recovery Continues in 2013; Institutional Market Begins to Accelerate



billions $ of construction spending
annual % change
$350
$300
$250
$200
$150
$100
$50
$0
30%
25%
20%
15%
10%
5%
0%
2012 spending level
2013 % change
2014 % change
$300.5
5.0%
7.2%
$94.7
8.6%
10.7%
$48.9
5.0%
6.4%
$156.9
1.2%
4.7%
Total Nonres.
Comm.
Industrial
Institutional

Source: AIA Consensus Construction Forecast Panel, December, 2012

TXI FOOTPRINT

Cement Capacity

(Millions of tons)	
North Texas	2.2
Central Texas	0.9
California	2.3
Total Cement Capacity	**5.4**
Central Texas Expansion	1.4
North Texas Expansion	0.8
Total Targeted Capacity	**7.6**

Shipment Recovery/Expansion

- With construction recovery
- With completion and utilization of new capacity

Margin Expansion

- With improving shipments
- With recovery of prices
- With positive impact of new capacity

TXI's Strategy Remains Intact

Plant Locations



TX
LA
CA
Cement
Aggregates
Ready Mix Regions

Texas and California – Attractive Long-Term Markets

- The two largest cement markets in the U.S.
- Account for almost 25% of cement consumption
- Receive the largest shares of federal transportation funding
- Favorable demographics
  - Large populations
  - Above average population growth rates

TXI Operations

Table 2. Texas Metropolitan Area Population Estimates

MSA	2005 Population (millions)	Percent of Total State Population
Austin	1.5	6.6
Dallas–Fort Worth	5.8	25.3
Houston	5.4	23.6
San Antonio	1.9	8.3
Total Four Major MSAs	14.6	63.8
Total All Texas MSAs	19.9	86.9
Texas	22.9	100.0

Source: Population Division, U.S Census Bureau

ESTIMATED CONSTRUCTION AND MAINTENANCE NEEDS

This map is a visual compilation of the statewide transportation funding needs through 2035 as identified by the Texas Transportation Institute.



Amarillo
Lubbock
Midland-Odessa
El Paso
San Angelo
Abilene
Wichita Falls
Sherman-Denison
Dallas-Fort Worth
Texarkana
Longview
Tyler
Waco
Killeen-Temple
College Station-Bryan
Austin
Houston
Beaumont
San Antonio
Victoria
Corpus Christi
Laredo
Hidalgo
Harlingen
Brownsville
Urban mobility needs: $243 billion
Rural mobility, pavement, bridge, safety and connectivity needs: $127 billion

SOURCE: Adapted from *2030 Committee Report*

TXI Operations

ESTIMATED CONSTRUCTION AND MAINTENANCE NEEDS

This map is a visual compilation of the statewide transportation funding needs through 2035 as identified by the Texas Transportation Institute.

Table 2. Texas Metropolitan Area Population Estimates

MSA	2005 Population (millions)	Percent of Total State Population
Austin	1.5	6.6
Dallas-Fort Worth	5.8	25.3
Houston	5.4	23.6
San Antonio	1.9	8.3
Total Four Major MSAs	14.6	63.8
Total All Texas MSAs	19.9	86.9
Texas	22.9	100.0

Source: Population Division, U.S. Census Bureau



Amarillo
Lubbock
Wichita Falls
Sherman-Denison
Texarkana
Dallas-Fort Worth
Longview
Tyler
Abilene
El Paso
Midland-Odessa
San Angelo
Waco
Killeen-Temple
College Station Bryan
Austin
Houston
Beaumont
San Antonio
Victoria
Corpus Christi
Laredo
Harlingen
Hidalgo
Brownsville
Urban mobility needs: $243 billion
Rural mobility, pavement, bridge, safety and connectivity needs: $127 billion
SOURCE: Adapted from 2030 Committee Report
Cement
R/M Concrete
Aggregates
Cement
Aggregates

Texas Market Forecast – 2013 Outlook

National Economic Overview
MSA Rank – Annual Starts

Rank	State	Market	Ann SF Starts	1 Yr Chg in Ann Starts	Annual % Change
1	TX	Houston	23,481	5,114	27.8%
2	TX	Dallas/Ft Worth	17,845	3,607	25.3%
3	FL	Central Florida	12,785	2,926	29.7%
4	AZ	Phoenix	11,190	4,408	65.0%
5	DC	Washington DC	10,966	2,068	23.2%
6	TX	Austin	8,810	2,297	35.3%
7	GA	Atlanta	8,288	2,872	53.0%
8	TX	San Antonio	8,078	1,197	17.4%
9	WA	Seattle	7,853	1,822	30.2%
10	VA	Northern Virginia	7,701	1,598	26.2%
11	NC	Raleigh-Durham	7,323	1,848	33.8%
12	UT	Salt Lake City	6,893	2,504	57.1%
13	NY	New York	6,629	698	11.8%
14	NC	Charlotte	6,585	1,428	27.7%
15	NV	Las Vegas	5,858	2,191	59.7%
16	PA	Philadelphia	5,215	579	12.5%
17	FL	South Florida	5,122	1,451	39.5%
18	CO	Denver	5,099	1,849	56.9%
19	FL	Tampa	5,063	1,109	28.0%
20	CA	Central California	4,821	1,437	42.5%
Top 20			175,605	43,003	24%

4Q12

Source: Metrostudy

Texas Market Forecast – 2013 Outlook



Texas Economy
MSA – Annual Job Growth December 2012
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
35,300
27,200
45,400
85,300
21,000
Austin
Fort Worth
Dallas
Houston
San Antonio
4Q12
© Copyright Metrostudy 2013
Source: Texas Workforce Commission

DFW Market Forecast – 2013 Outlook

DFW Industrial Market Vacancy Trends


Construction
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Under Construction SF
Delivered Construction SF

DFW Industrial Construction

DFW Vacancy Rates


Vacancy Rates
14%
13%
12%
11%
10%
9%
8%
7%
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
Flex
Industrial
Overall Total Vacancy Rate

Source: CBRE Research

In 3Q12, self-storage properties were removed from dataset

Texas Infrastructure Funding Outlook


400
300
200
100
0
Investment Needed
Current Revenue Projections
Investment Needed
Current Revenue Projections

Texas Market Conditions



Texas Cement Consumption and Capacity
Thousands of Tons
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
TX Consumption
TX Capacity

Source: PCA; The Monitor Feb 2012

Economic Indicators - Texas


Total Texas Employment (Non-farm payroll)
Texas Monthly Shipments (ST)
Nonfarm Payroll Employees (SA)
Short Tons
Pre-Recession Peak Employment
11,000,000
10,800,000
10,600,000
10,400,000
10,200,000
10,000,000
9,800,000
9,600,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
February-07
April-07
June-07
August-07
October-07
December-07
February-08
April-08
June-08
August-08
October-08
December-08
February-09
April-09
June-09
August-09
October-09
December-09
February-10
April-10
June-10
August-10
October-10
December-10
February-11
April-11
June-11
August-11
October-11
December-11
February-12
April-12
June-12
August-12
October-12
December-12

Data Source: U.S. Bureau of Labor Statistics – December 2012

Cement Shipments-Texas



Market Totals
Texas Market (3 Month Moving Average)
Texas Market (12 Month Moving Average)
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Short Tons
1,309,523
1,275,446
1,187,662
1,084,030
990,732
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Months

Data Source: Texas Tax Controller Report – December 2012

TXI Cement Shipments-Texas



TXI
TXI (3 Month Moving Average)
TXI (12 Month Moving Average)
300,000
250,000
200,000
150,000
100,000
50,000
0
Short Tons
242,604
246,512
219,019
201,573
184,422
Dec-09 Jan-10 Feb-10 Mar-10 Apr-10 May-10 Jun-10 Jul-10 Aug-10 Sep-10 Oct-10 Nov-10 Dec-10 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12
Months

Data Source: Texas Tax Controller Report – December 2012

Market Share-Texas



TXI Market Share
3 Month Moving Avg (Market Share)
12 Month Moving Avg (Market Share)
24.0%
22.0%
20.0%
18.0%
16.0%
14.0%
12.0%
TXI's Market Share
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Months
19.7%
19.3%
18.8%
18.7%
18.9%
19.0%
18.7%
18.6%
17.9%

Data Source: Texas Tax Controller Report – December 2012

Economic Indicators-Texas

Residential Building Permits & Cement Shipments



TX Total Cement Shipments
SF_Units
MF_Units
Short Tons
Permits
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12

Data Source: U.S. Census Bureau & Real Estate Center at TAMU – December 2012

Texas Cement Capacity & Forecasted Demand Growth



TXI
Other Domestics
PCA Updated Feb 2013
Peak Consumption
Short Tons ('000)
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
11,600,000
13,600,000
14,753,000
15,344,000
15,650,000
16,136,000
16,587,000
3,400,000
3,400,000
3,900,000
3,900,000
4,700,000
4,700,000
5,200,000
2011
2012
2013
2014
2015
2016
2017
Calendar Year

Data Source: PCA Revised Winter 2013 Forecast & TXI Outlook

California Market Conditions


California Cement Consumption and Capacity
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
CA Consumption
CA Capacity

Source:PCA; The Monitor Feb 2012

Economic Indicators - California



Total California Employment (Non-farm payroll)
California Monthly Shipments (ST)
Pre-Recession Peak Employment
Nonfarm Payroll Employees (SA)
15,500,000
15,000,000
14,500,000
14,000,000
13,500,000
13,000,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Short Tons
Jan-07
Jun-07
Nov-07
Apr-08
Sep-08
Feb-09
Jul-09
Dec-09
May-10
Oct-10
Mar-11
Aug-11
Jan-12
Jun-12
Nov-12

Data Source: U.S. Bureau of Labor Statistics & USGS Consumption Report – November 2012

Cement Shipments-California


California Total Monthly Shipments (ST)
3 Month Moving Avg
12 Month Moving Avg
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Short Tons
Jul-06 Sep-06 Nov-06 Jan-07 Mar-07 May-07 Jul-07 Sep-07 Nov-07 Jan-08 Mar-08 May-08 Jul-08 Sep-08 Nov-08 Jan-09 Mar-09 May-09 Jul-09 Sep-09 Nov-09 Jan-10 Mar-10 May-10 Jul-10 Sep-10 Nov-10 Jan-11 Mar-11 May-11 Jul-11 Sep-11 Nov-11 Jan-12 Mar-12 May-12 Jul-12 Sep-12 Nov-12
Months

Data Source: USGS Consumption Report– November 2012

Market Share-California



TXI Market Share
3 Month Moving Avg (Market Share)
12 Month Moving Avg (Market Share)
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
TXI's Market Share
13.9%
13.04%
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Months

Data Source: USGS Consumption Report & TXI Data – November 2012

Economic Indicators-California

Residential Building Permits & Cement Shipments



Calf Cement Shipments
SF_Units
MF_Units
Short Tons
Permits
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12

Data Source: U.S. Census Bureau & Real Estate Center at TAMU & USGS Consumption Report – Nov 2012

California Cement Capacity & Forecasted Demand Growth


TXI
Other Domestics
PCA Revised2013 Winter
Peak Consumption
Short Tons ('000)
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
7,711,000
8,218,000
8,830,000
9,813,000
11,394,000
13,141,000
14,210,000
2,127,600
2,127,600
2,127,600
2,127,600
2,127,600
2,127,600
2,127,600
2011
2012
2013
2014
2015
2016
2017
Calendar Year

Data Source: USGS & PCA Revised Winter 2013 Forecast

Our Focus

- Mission: We will provide exceptional building materials, service and solutions so that customers choose TXI
- Aligning our strategies, people and processes with our mission
- Realizing our full potential

EBITDA Potential



(in $millions)
450
400
350
300
250
200
150
100
50
0
$43
$80
$118
$337
$411
As of 5/31/2012
Cost Savings/Efficiency Project
Texas Demand > Current Capacity
Texas Demand > Current & New Capacity
Potential EBITDA plus Cost Savings

Investment Considerations

- Favorable U.S. Cement Industry Structure
- Attractive Long-Term Markets – Texas and California
- Strong Competitive Position
- Efficient Operations
- Significant operating leverage
- Highly Experienced Management Team
- Focus on Ample Liquidity

TRANSFORM txi TOGETHER

Addendum- Reconciliation EBITDA to Net Income





RECONCILIATION OF EBITDA TO NET INCOME
IN $ MILLIONS

	FY 2012
EBITDA Reconciled	
Net Income from Continuing Operations	8
Plus (minus):	
Interest	35
Income Taxes	1
Depreciation, Depletion & Amortization	61
EBITDA	105
Adjustments from assets sales and restructuring costs	(62)
Adjusted EBITDA	43

EBITDA represents income from continuing operations before interest, income taxes, depreciation and amortization

EBITDA is presented because we believe it is a useful indicator of our performance and our ability to meet debt service and capital expenditure requirements. It is not, however, intended as an alternative measure of operating results or cash flow from operations as determined in accordance with generally accepted accounting principles.

EBITDA is not necessarily comparable to similarly titled measures used by other companies.

TRANSFORM txi TOGETHER

LONGBOW RESEARCH
BASIC MATERIALS CONFERENCE
New York
March 5, 2013

Texas Industries, Inc.





